EXHIBIT 10.09

Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Item 601(a)(6) of Regulation S-K.
This exhibit is an English translation of a foreign language document. The Company hereby agrees to furnish to the SEC, upon request, a copy of the foreign language document.
Supplementary Agreement
to an Employment Agreement No. 15-128 from 09 February 2015
Almaty     December 30, 2019
Parties:
EMPLOYER: Joint Stock Company Freedom Finance, (Certificate of state re-registration issued on September 09, 2013), located at: 77/7, al-Farabi ave., "Esentai Tower" BC, Floor 3, Almaty, represented by the Chairman of the Management Board, Mr. Minikeyev Roman Damirovich, acting based on the Charter, and
EMPLOYEE: Mr. Ler Evgeniy Oskarovich, ID number [***] -issued by the Ministry of Internal Affairs dated [***], IIN [***], residing at the address: [***], hereinafter jointly referred to as the Parties, have concluded this supplementary agreement (hereinafter the "Agreement") to the employment contract (hereinafter the "Contract") No. 15-128 dated February 9, 2015 about the following:
1. Item 1. Appendix No. 1 to the Contract and put as follows:
1. The employer establishes the following size and procedure for remuneration of the employee:
The monthly salary of an employee is: 4 770 000 (four million seven hundred and seventy thousand) tenge (excluding contributions to compulsory social health insurance, compulsory pension contributions to the accumulative pension fund and individual travel tax and other compulsory payments at budget rates in the manner determined by the legislation of the Republic of Kazakhstan.)
2. The date of the entry of paragraph 1. Annex No. 1 to the Contract from 01.01.2020.
3. The remaining terms of the Agreement remain unchanged.
4. This Agreement shall enter into force upon signature by the Parties.
5. This Agreement is made in two copies, one for each of the Parties.
5. DETAILS AND SIGNATURES

Employer: Joint Stock Company Freedom Finance	Employee: Ler Evgeniy Oskarovich

050040, Republic of Kazakhstan Almaty City, Bostandyk District 77/7, al-Farabi ave., Floor 3 RNN [***] BIN 061140003010 IIC [***] [***] BIC [***]	ID number [***] Issued by Ministry of Internal Affairs of Kazakhstan dated [***] IIN [***] Republic of Kazakhstan, Almaty City, [***]

Company: Employee
FREEDOM FINANCE JOINT STOCK COMPANY Ler E. O.

CHAIRMAN OF THE MANAGEMENT BOARD
/s/ Minikeyev R.D /s/ Ler E.O.

Translation of the company seal:
/Republic of Kazakhstan, Almaty
Freedom Finance Joint Stock Company/